UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2022

Jackson Financial Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40274	98-0486152
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Corporate Way, Lansing, Michigan	48951
(Address of principal executive offices)	(Zip Code)

(517) 381-5500

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on Which Registered
Common Stock, Par Value $0.01 Per Share	JXN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 8, 2022, the Board of Directors (the “Board”) of Jackson Financial Inc. (the “Company”) adopted the Company’s amended and restated bylaws, as reflected in Exhibit 3.3 to the Report. Among other things, the amendments: (i) implement majority voting in uncontested director elections, and (ii) address the possible use of so called “universal proxies” pursuant to recently adopted Securities Exchange Act Rule 14a-19, by requiring a nominating stockholder to provide a representation as to whether it intends to use the process set forth in that rule and, if so, to demonstrate that compliance; and, providing for the disqualification of that nominating stockholder’s nominee where that stockholder or its nominee acts contrary to that representation. The amendments also require stockholder nominees to respond to a Company-provided director and officer questionnaire and to provide information as to its ultimate control person or beneficial owner.

SAFE HARBOR

This report may contain certain statements that constitute “forward-looking statements.” Forward-looking statements generally may be identified by their use of terms including “anticipate,” “estimate,” “believe,” “expect,” “could,” “forecast,” “may,” “intend,” “plan,” “predict,” “project,” “will,” or “would,” and similar terms and phrases, including references to assumptions. Forward-looking statements are not guarantees of future performance, are subject to assumptions, and are inherently susceptible to risks and uncertainties, many of which are beyond our control, which could cause actual results to differ materially from such statements. Reference is made to our Annual Report on Form 10-K and other reports filed with the U.S. Securities and Exchange Commission for a discussion of risks and uncertainties that we face and that could affect our forward-looking statements. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions.

There can be no assurance that management’s expectations, beliefs, or projections will result or be achieved or accomplished. Any forward-looking statements reflect our views and assumptions as of the date of this report and we disclaim any obligation to update or revise any forward-looking information, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.3	Amended and Restated By-Laws of Jackson Financial Inc. effective as of December 8, 2022.

104	Cover Page Interactive Data File (the coverage page XBRL tags are embedded within the Inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JACKSON FINANCIAL INC.

	By:	/s/ Carrie L. Chelko
Carrie L. Chelko
Executive Vice President and General Counsel

Date: December 12, 2022